UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2020
NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Avenue
New York, New York 10016
(Address and zip code of
principal executive offices)
Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NYMT	NASDAQ	Stock Market

7.75% Series B Cumulative Redeemable Preferred Stock,	NYMTP	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference

7.875% Series C Cumulative Redeemable Preferred Stock,	NYMTO	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference

8.000% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock,	NYMTN	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference

7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock,	NYMTM	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference

Item 8.01.    Other Events.

On December 7, 2020, New York Mortgage Trust, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that its Board of Directors (the “Board”) declared a regular quarterly cash dividend on its common stock for the quarter ending December 31, 2020. The Company also announced in the Press Release that the Board declared cash dividends on the Company’s 7.75% Series B Cumulative Redeemable Preferred Stock, the Company’s 7.875% Series C Cumulative Redeemable Preferred Stock, the Company’s 8.00% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock and the Company’s 7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock for the dividend period that began on October 15, 2020 and ends on January 14, 2021.

A copy of the Press Release is filed with this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being furnished herewith this Current Report on Form 8-K.

Exhibit No.	Description
99.1†	Press release dated as of December 7, 2020.
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.
†Furnished herewith.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: December 7, 2020	By:	/s/ Steven R. Mumma
Steven R. Mumma
Chief Executive Officer